Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 6	INCOME TAXES

	Years Ended December 31,
Deferred tax liability:	2011	2010
Furniture, fixtures, equipment and intangibles	$37,072	$6,851
Deferred tax asset
Stock options for services	(562,163)	(420,505)
Net operating loss carryforward	(1,924,412)	(484,591)
Valuation allowance	2,449,503	905,096
Net deferred tax asset	-	-
Net deferred tax liability	$37,072	$6,851

The deferred tax liability results primarily from the use of accelerated methods of depreciation of equipment for tax purposes.

The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized. This reduction is necessary due to the use of the prior year's net operating loss carryovers and the uncertainty of the exercising of the outstanding stock options. The net change in the valuation allowance for the year ended December 31, 2011 was an increase of $1,544,407.

The components of income tax expense are as follows:

	Years Ended December 31,
Federal	2011	2010
Current	$-	$-
Deferred	-	-
	-	-

State and Local
Current	$-	$12,596
Deferred	-	-
	-	12,596

The Company's income tax expense differed from the statutory rates (federal 34% and state 10.9%) as follows:

	Years Ended December 31,
	2011	2010
Statutory rate applied to loss before income taxes:	$(1,234,599)	$(395,571)
Increase (decrease) in income taxes resulting from:
State and local income taxes	(366,436)	(104,812)
Change in deferred tax asset valuation allowance	1,544,407	484,591
Stock based compensation	-	21,734
Non-deductible expenses	44,032	16,896
Other	12,596	(10,242)
Income Tax Expense	$-	$12,596

At December 31, 2011, the Company had U.S. federal tax net operating loss carry-forwards of $4,343,567, which will begin to expire in 2030.

The Company files income tax returns in the U.S., and the following years remain open for possible examination:  2006, 2007, 2008, 2009 and 2010.